WBI BullBear Quality 3000 ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 94.3%	Shares	Value
Automobiles & Components - 0.7%
Tesla, Inc. (a)	881	$228,320

Capital Goods - 16.5%
Emerson Electric Co.	13,318	1,460,186
General Electric Co.	8,276	1,656,441
Howmet Aerospace, Inc.	5,293	686,661
TransDigm Group, Inc.	1,134	1,568,651
		5,371,939

Commercial & Professional Services - 1.9%
Verisk Analytics, Inc.	2,074	617,264

Consumer Discretionary Distribution & Retail - 10.3%
Amazon.com, Inc. (a)	2,501	475,840
eBay, Inc. (b)	23,801	1,612,042
MercadoLibre, Inc. (a)	652	1,271,967
		3,359,849

Consumer Services - 1.2%
Yum! Brands, Inc.	2,407	378,765

Consumer Staples Distribution & Retail - 0.9%
Costco Wholesale Corp.	301	284,680

Energy - 5.6%
Texas Pacific Land Corp. (b)	1,140	1,510,489
Williams Cos., Inc.	5,161	308,421
		1,818,910

Financial Services - 4.5%
PayPal Holdings, Inc. (a)	22,635	1,476,934

Food, Beverage & Tobacco - 5.3%
Monster Beverage Corp. (a)	27,391	1,602,921
PepsiCo, Inc.	803	120,402
		1,723,323

Health Care Equipment & Services - 2.4%
HCA Healthcare, Inc.	1,413	488,262
ResMed, Inc. (b)	1,295	289,886
		778,148

Household & Personal Products - 3.0%
Kimberly-Clark Corp.	4,756	676,399
Procter & Gamble Co.	1,803	307,267
		983,666

Insurance - 13.6%
Allstate Corp.	1,255	259,873
Arthur J. Gallagher & Co.	4,315	1,489,711
Hartford Insurance Group, Inc.	2,644	327,142
Progressive Corp.	5,548	1,570,139
Willis Towers Watson PLC (b)	2,314	782,016
		4,428,881

Materials - 1.2%
Linde PLC	205	95,456
Sherwin-Williams Co.	835	291,574
		387,030

Media & Entertainment - 12.0%
Alphabet, Inc. - Class A	1,390	214,950
Charter Communications, Inc. - Class A (a)(b)	824	303,669
Electronic Arts, Inc.	9,803	1,416,729
Meta Platforms, Inc. - Class A	501	288,756
Netflix, Inc. (a)	197	183,708
Spotify Technology SA (a)(b)	2,760	1,518,083
		3,925,895

Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
Amgen, Inc.	1,171	364,825
Gilead Sciences, Inc.	7,087	794,098
		1,158,923

Semiconductors & Semiconductor Equipment - 1.9%
NVIDIA Corp.	5,896	639,008

Software & Services - 4.2%
International Business Machines Corp.	2,310	574,405
Microsoft Corp.	1,808	678,705
Palantir Technologies, Inc. - Class A (a)	1,315	110,986
		1,364,096

Technology Hardware & Equipment - 2.9%
Apple, Inc.	3,598	799,224
Cisco Systems, Inc.	2,300	141,933
		941,157

Telecommunication Services - 0.5%
T-Mobile US, Inc.	606	161,626

Transportation - 1.0%
Union Pacific Corp.	1,412	333,571

Utilities - 1.2%
American Electric Power Co., Inc.	3,466	378,730
TOTAL COMMON STOCKS (Cost $30,883,573)		30,740,715

SHORT-TERM INVESTMENTS - 17.9%		Value
Investments Purchased with Proceeds from Securities Lending - 17.9%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (c)	5,824,759	5,824,759
TOTAL SHORT-TERM INVESTMENTS (Cost $5,824,759)		5,824,759

TOTAL INVESTMENTS - 112.2% (Cost $36,708,332)		36,565,474
Money Market Deposit Account - 4.9% (d)		1,614,206
Liabilities in Excess of Other Assets - (17.1)%		(5,563,143)
TOTAL NET ASSETS - 100.0%		$32,616,537
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $5,714,858 which represented 17.5% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

WBI BullBear Quality 3000 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$30,740,715	$–	$–	$30,740,715
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,824,759
Total Investments	$30,740,715	$–	$–	$36,565,474

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,824,759 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.